UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 23, 2025

ENERPAC TOOL GROUP CORP.
(Exact name of Registrant, as specified in its charter)

Wisconsin	1-11288	39-0168610
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

N86 W12500 WESTBROOK CROSSING
MENOMONEE FALLS, WISCONSIN 53051

Mailing address: P.O. Box 3241, Milwaukee, Wisconsin 53201
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (262) 293-1500

Former name or address, if changed since last report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.20 per share	EPAC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Enerpac Tool Group Corp. (the “Company”) is filing, as exhibits to this Current Report on Form 8-K, the forms of the Performance Share Award Agreements under the Company’s 2017 Omnibus Incentive Plan for awards commencing in 2024. The Company had inadvertently filed the prior versions of such agreements as Exhibits 10.2, 10.3 and 10.4 to the Company’s Form 10-Q for the period ended May 31, 2024, rather than the actual forms approved in 2024 and used for such awards commencing in 2024. The prior versions did not include double-trigger provisions for vesting upon a change in control of the Company, whereas the forms of Performance Share Award Agreements used by the Company in granting performance share awards commencing in 2024 and filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K, include such double-trigger provisions. There were no other material changes between the prior versions and the versions filed with this report.

Item 9.01    Exhibits
(d) Exhibits

Exhibit No.	Description

10.1	Form of Performance Share Award (PSU) Agreement under the 2017 Omnibus Incentive Plan (Total Shareholder Return) (for awards commencing in 2024)
10.2	Form of Performance Share Award (PSU) Agreement under the 2017 Omnibus Incentive Plan (Return on Invested Capital) (for awards commencing in 2024)
10.3	Form of Performance Share Award (PSU) Agreement under the 2017 Omnibus Incentive Plan (Earnings Per Share) (for awards commencing in 2024)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2025
ENERPAC TOOL GROUP CORP.

	By:	/s/ James Denis
James Denis
Executive Vice President, General Counsel, Secretary, and Chief Compliance Officer